EXHIBIT 10.1 A10 NETWORKS, INC. 2023 STOCK INCENTIVE PLAN PERFORMANCE-BASED NOTICE OF RESTRICTED STOCK UNIT AWARD You have been granted the following Performance-Based Restricted Stock Units (the “Restricted Stock Units”, “RSUs” or this “Award”) representing shares of Common Stock of A10 Networks, Inc. (the “Company”) under the A10 Networks, Inc. 2023 Stock Incentive Plan (as may be amended from time to time, the “Plan”): NOTICE OF PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT Participant Name: «Name» Employee ID: «ID» Address: «Address» «City», «State» «Zip» Participant has been granted the right to receive an Award of Restricted Stock Units covering shares of the Company’s Common Stock (“Shares”), subject to the terms and conditions of the Plan and the Award Agreement, as follows: Grant Number: «Grant_» Date of Grant: Target Number of Restricted Stock Units: «Shares» Maximum Number of Restricted Stock Units: [__]% of the Target Number of Restricted Stock Units Performance Period: Vesting Schedule: This Award of performance-based Restricted Stock Units is subject to both performance-based and time-based vesting requirements. This Award is divided into two (2) vesting tranches (“Tranches”), with each Tranche covering the Shares specified in the table below: Tranche Number of Shares Subject to Tranche First Tranche «M_1st» Shares Second Tranche «M_2nd» Shares

2 A. Maximum Number of Shares That May Vest. Subject to any adjustments under the Plan, the maximum number of Shares subject to this Award that may vest is equal to the Maximum Number of Restricted Stock Units. B. Vesting Criteria. Subject to the additional vesting requirements in connection with a Change in Control (“CIC”) as provided further below, vesting of this Award will be based on the following requirements: (i) Performance-based Criteria. Any portion of this Award that becomes eligible to vest upon satisfying the performance-based criteria (each, a “Performance Milestone”) described below is referred to as the “Eligible Portion.” (a) $___ Performance Milestone: The First Tranche will become an Eligible Portion upon the achievement of $___ or greater with respect to the 100-Day Stock Price (as defined below) during the Performance Period. (b) $___ Performance Milestone: The Second Tranche will become an Eligible Portion upon the achievement of $___ or greater with respect to the 100-Day Stock Price during the Performance Period. For the avoidance of doubt, more than one Performance Milestone may be achieved at the same time, but each Performance Milestone may be achieved only once. For purposes of this Award Agreement, “100-Day Stock Price” means the average of the volume weighted average price (VWAP) of the Shares, as reported by Bloomberg L.P. or such other source as the Administrator deems reliable, for each trading day occurring in the trailing, one hundred (100) calendar days ending with (and inclusive of) such applicable date occurring in the Performance Period. In the event that any dividend or other distribution (whether in the form of cash, shares of the Company’s common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, reincorporation, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Award, will adjust the 100-Day Stock Price required to be achieved under a Performance Milestone that has not yet been achieved. (ii) Time-based Criteria. In addition to achieving the Performance Milestone, each Tranche is subject to time-based vesting requirements if and when such Tranche becomes an Eligible Portion. Any Eligible Portion will be scheduled to vest as to one-half (1/2) of the Eligible Portion within 30 days of the date of achievement of the corresponding Performance Milestone and an additional one-fourth (1/4th) on each of the first (1st) and second (2nd) annual anniversaries of the date of achievement of the Performance Milestone (but in no event earlier than the date of Certification (as defined below) with respect to such Eligible Portion), in each case subject to Participant remaining a Service Provider through the applicable vesting date and subject to the vesting acceleration provisions in paragraph D.(iv) below. C. Certification. The Administrator, periodically as well as upon completion of the Performance Period, will determine whether any of the Performance Milestones have been achieved during the Performance Period (a “Certification”). The Administrator will make any final Certification upon completion of the Performance Period (to the extent that any Performance Milestone had remained unachieved) no later than sixty (60) days following the last day of the Performance Period. D. Change in Control. Notwithstanding the vesting criteria described above, if there is a CIC (as

3 defined below) during the Performance Period, then the following treatment will apply to this Award. (i) Measurement Based on Deal Price. If a CIC occurs and any Performance Milestone has not yet been met, then the Deal Price (as defined below) will be measured against such Performance Milestone, as of a date determined by the Administrator in its sole discretion, during the period beginning ten (10) days before the completion of the CIC and ending on the date immediately prior to the CIC, to determine whether any such Performance Milestone will be achieved. Any portion of this Award for which such Performance Milestone is deemed achieved based on the Deal Price will be considered an Eligible Portion as of immediately prior to the completion of the CIC. (ii) Deal Price. For purposes of this Award, “Deal Price” means the amount (or value, as applicable) as determined by the Administrator, in its sole discretion, of the consideration to be received by the Company’s stockholders (and/or the Company, if applicable, for example in the case of a CIC due to the sale of a substantial portion of the Company’s assets) in the CIC. (iii) CIC Vesting Schedule. Any portion of this Award that becomes an Eligible Portion in connection with the CIC under section D.(i) above will be scheduled to vest as to one-half (1/2) of such Eligible Portion within 30 days of the date of achievement of the corresponding Performance Milestone and an additional one-fourth (1/4) on each of the first (1st) and second (2nd) annual anniversaries of the date of achievement of the Performance Milestone (but in no event earlier than the date of Certification (as defined below) with respect to such Eligible Portion), in each case subject to Participant remaining a Service Provider through the applicable vesting date. (iv) Termination in Connection with a CIC Vesting Acceleration. If Participant’s employment with the Company is terminated without Cause (as defined below) and other than due to death or disability, or if Participant resigns from his or her employment for Good Reason (as defined below), and, in each case, such termination occurs during the period beginning on the date on which an agreement to enter into such CIC has been signed and executed by the relevant parties, and ending on the date twelve (12) months following such CIC, then one hundred percent (100%) of Participant’s then-outstanding and unvested Eligible Portion will become vested in full. (v) Forfeiture. If as of immediately prior to the CIC, any portion of this Award has not become an Eligible Portion, then such portion will be forfeited as of immediately prior to the CIC. Such forfeited portion will not be eligible for vesting acceleration in paragraph D.(iv) above. E. Definitions. (i) CIC. The term “CIC” shall mean the occurrence of any of the following events: (a) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934 (“Person”), acquires ownership of the stock of the Company that, together with the stock already held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; or (b) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (c) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that

4 for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A. (ii) Cause. “Cause” will mean: (a) Participant’s repeated failure to perform his or her duties and responsibilities to the Company, or abide, in all material respects, with the policies of the Company after written notice from the Board or an officer of the Company describing in reasonable detail Participant’s failure to perform such duties or responsibilities or abide by such policies; (b) Participant’s engagement in illegal conduct that was or is injurious in any material respect to the Company; (c) Participant’s material violation or material breach of his or her Employment, Confidential Information and Invention Assignment with the Company that is not cured within twenty (20) days of written notice thereof or is incapable of cure; or (d) Participant’s conviction of, or entry of a plea of guilty or nolo contendere to, a felony (other than motor vehicle offenses the effect of which do not materially impair Participant’s performance of his employment duties) or any crime involving fraud, embezzlement or other offense which involves moral turpitude, and/or committing any act of embezzlement, dishonesty or fraud against, or the misappropriation of material property belonging to, the Company. (iii) Good Reason. “Good Reason” will mean Participant’s voluntary termination of employment with the Company within ninety (90) days following the expiration of any Company cure period (discussed below) following one or more of the following occurring without Participant’s prior written consent: (a) a material reduction by the Company in Participant’s gross base salary, as in effect immediately prior to such reduction other than in connection with a similar reduction for all similarly- situated employees of the Company; (b) a material reduction by the Company in Participant’s authority, duties, or responsibilities; or (c) relocation of Participant’s principal place of work to a location that is more than fifty (50) miles from Participant’s current principal work site for the Company; (d) Participant may not resign for Good Reason without first providing the Company with written notice within sixty (60) days of the initial existence of the condition that Participant believes constitutes Good Reason specifically identifying the acts or omissions constituting the grounds for Good Reason and a reasonable cure period of not less than thirty (30) days following the date of such notice, during which such grounds must not have been cured.

5 For purposes of the “Good Reason” definition, the term “Company” will be interpreted to include any subsidiary, parent, affiliate or successor thereto, if applicable. By your written signature below (or your electronic acceptance) and the signature of the Company’s representative below, you and the Company agree that the RSUs are granted under and governed by the terms and conditions of the Plan, this Notice of Restricted Stock Unit Grant and the Restricted Stock Unit Agreement, including any special terms for Participants outside of the United States (“U.S.”) (collectively, this “Agreement”), each of which are attached to and made a part of this document. By your written signature below (or your electronic acceptance), you further agree that the Company may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by e-mail. Should you electronically accept this Agreement, you agree to the following: “This electronic contract contains my electronic signature, which I have executed with the intent to sign this Agreement.” By accepting this Award, Participant expressly consents to the sale of Shares to cover all applicable withholding obligations for Tax-Related Items (and any associated broker or other fees), as set forth in Section 7 of the Restricted Stock Unit Terms, and agrees and acknowledges that Participant may not satisfy them by any means other than such sale of Shares, unless required to do so by the Administrator or pursuant to the Administrator’s express written consent.

6 You acknowledge and agree that (i) you have carefully read, fully understand and agree to all of the terms and conditions described in this Notice of Restricted Stock Unit Award, the attached Restricted Stock Unit Agreement and the Plan and (ii) you have been given an opportunity to consult your own legal and tax counsel with respect to all matters relating to these RSUs prior to signing (or electronically accepting) this Notice of Restricted Stock Unit Award and that you have either consulted such counsel or voluntarily declined to consult such counsel. RECIPIENT A10 NETWORKS, INC. «Name» By: Name: Title:

7 A10 NETWORKS, INC. 2023 STOCK INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT The Plan and Other Agreements The RSUs that you are receiving are granted pursuant and subject in all respects to the applicable provisions of the Plan, which is incorporated herein by reference. Capitalized terms not defined in this Agreement will have the meanings ascribed to them in the Plan. The attached Notice of Restricted Stock Unit Award, this Agreement, including any additional terms for Participants outside of the United States (“U.S.”) set forth in the addendum hereto, and the Plan constitute the entire understanding between you and the Company regarding this Award. Any prior agreements, commitments or negotiations concerning this Award are superseded, with the exception of (1) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law and (2) any written employment or severance arrangement that would provide for vesting acceleration of the RSUs upon the terms and conditions set forth therein. This Agreement may be amended by the Committee without your consent; however, if any such amendment would materially impair your rights or obligations under this Agreement, this Agreement may be amended only by another written agreement, signed by you and the Company. Payment for RSUs No cash payment is required for the RSUs you receive. You are receiving the RSUs in consideration for Services rendered by you. Vesting The RSUs that you are receiving will vest as shown in the Notice of Restricted Stock Unit Award. No additional RSUs vest after your Service as an Employee, an Outside Director or a Consultant has terminated for any reason. Forfeiture If your Service terminates for any reason, then this Award expires immediately as to the number of RSUs that have not vested before the termination date and do not vest as a result of termination. Your Service will not be extended by any notice period. This means that the unvested RSUs will immediately be cancelled. You will receive no payment for RSUs that are forfeited. The Company determines when your Service terminates for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons. Leaves of Absence For purposes of this Award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave of absence was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work. If you go on a leave of absence, then the vesting schedule specified in the Notice of Restricted Stock Unit Award may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If your work schedule changes (i.e., your work hours are increased or reduced), then the vesting schedule specified in the Notice of Restricted Stock Unit Award may

8 be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part- time schedule. Nature of RSUs Your RSUs are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Shares on a future date. As a holder of RSUs, you have no rights other than the rights of a general unsecured creditor of the Company. No Voting Rights or Dividends Your RSUs carry neither voting rights nor rights to dividends. Neither you, nor your estate or heirs, have any rights as a stockholder of the Company in respect of the RSUs, unless and until your RSUs are settled by issuing Shares. No adjustments will be made for dividends or other rights if the applicable record date occurs before your Shares are issued, except as described in the Plan. RSUs Nontransferable You may not sell, transfer, assign, pledge or otherwise dispose of any RSUs. For instance, you may not use your RSUs as security for a loan. If you attempt to do any of these things, your RSUs will immediately become invalid. Settlement of RSUs Each of your vested RSUs will be settled when it vests; provided, however, that if the Committee requires you to pay withholding taxes through a sale of Shares, settlement of each RSU may be deferred to the first permissible trading day for the Shares, if later than the applicable vesting date. Under no circumstances may your RSUs be settled later than two and one-half (2-1/2) months following the calendar year in which the applicable vesting date occurs. For purposes of this Agreement, “permissible trading day” means a day that satisfies all of the following requirements: (1) the exchange on which the Shares are traded is open for trading on that day; (2) you are permitted to sell Shares on that day without incurring liability under Section 16(b) of the Exchange Act; (3) either (a) you are not in possession of material non-public information that would make it illegal for you to sell Shares on that day under Rule 10b-5 under the Exchange Act or (b) Rule 10b5-1 under the Exchange Act would apply to the sale; (4) you are permitted to sell Shares on that day under such written insider trading policy as may have been adopted by the Company; and (5) you are not prohibited from selling Shares on that day by a written agreement between you and the Company or a third party. At the time of settlement, you will receive one Share for each vested RSU; provided, however, that no fractional Shares will be issued or delivered pursuant to the Plan or this Agreement, and the Committee will determine whether cash will be paid in lieu of any fractional Share or whether such fractional Share and any rights thereto will be canceled, terminated or otherwise eliminated. In addition, the Shares are issued to you subject to the condition that the issuance of the Shares does not violate any law or regulation.

9 Withholding Taxes and Stock Withholding Regardless of any action the Company and/or the Subsidiary or Affiliate employing you (your “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and your Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the award, vesting or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to settlement and the receipt of any dividends; and (2) do not commit to structure the terms of the award or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items. Further, if you are subject to Tax-Related Items in more than one jurisdiction, you acknowledge that the Company and your Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Unless the Committee determines otherwise, by accepting this Award, you expressly consent to the sale of Shares to cover the Tax Related Items (and any associated broker or other fees) and agree and acknowledges that you may not satisfy them by any means other than such sale of Shares, unless required to do so by the Committee or pursuant to the Committee express written consent. If the Committee determines that you cannot satisfy the Tax-Related Items through the procedure set forth in the immediately preceding sentence, then the Administrator may permit you to satisfy the Tax Withholding Obligations by (i) delivery of cash or check to the Company or the Employer, (ii) withholding from your wages or other cash compensation paid to you by the Company and/or the Employer, (iii) withholding Shares otherwise issuable upon settlement of the RSUs with a Fair Market Value equal to the minimum amount of any Tax-Related Items required to be withheld, or (iv) such other means as the Committee deems appropriate. Depending on the method of withholding, the Company may withhold or account for Tax-Related Items by considering the maximum or minimum applicable rates. If the Tax Withholding Obligations are satisfied by withholding in Shares, for tax purposes, you are deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax- Related Items. Restrictions on Resale You agree not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify. No Retention Rights Neither this Award nor this Agreement gives you the right to be employed or retained by the Company or any Subsidiary or Affiliate of the Company in any capacity. The Company and its Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

10 You understand and acknowledge that the vesting of your Award pursuant to the vesting schedule hereof is earned only by your continued Service, or the satisfaction of any other conditions set forth herein, in each case at the will of the Company (not through the act of being hired or being granted this Award). As such, this Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a service provider for the vesting period, for any period, or at all, and shall not interfere in any way with your right or the Company’s right to terminate your continued Service at any time, with or without cause. Adjustments The number of RSUs covered by this Award will be subject to adjustment in the event of a stock split, a stock dividend or a similar change in Shares, and in other circumstances, as set forth in the Plan. The forfeiture provisions and restrictions described above will apply to all new, substitute or additional restricted stock units or securities to which you are entitled by reason of this Award. Successors and Assigns Except as otherwise provided in the Plan or this Agreement, every term of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees and assigns. Notice Any notice required or permitted under this Agreement will be given in writing, including electronically, and will be deemed effectively given upon the earliest of personal delivery, electronic delivery to the email address assigned to you by the Company or provided by you to the Company, receipt or the third (3rd) full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Company’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto. The Company may, in its sole discretion, deliver any documents related to your current or future participation in the Plan by electronic means. By accepting this Award, you hereby: (1) consent to receive such documents by electronic means; (2) consent to the use of electronic signatures; and (3) agree to participate in the Plan and/or receive any such documents through an online or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions. Section 409A of the Code This Agreement and the RSUs are intended to be exempt from the application of Section 409A of the Code, including but not limited to by reason of complying with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4) and any ambiguities herein shall be interpreted accordingly. Notwithstanding the foregoing, to the extent this Agreement and the RSUs are subject to, and not exempt from, Section 409A of the Code, this Agreement and the RSUs are intended to comply with Section 409A, and its provisions will be interpreted in a manner consistent with such intent. You acknowledge and agree that changes may be made to this Agreement to avoid adverse tax consequences to you under Section 409A. If it is determined that the RSUs are deferred compensation subject to Section 409A of the Code and

11 you are a “specified employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “separation from service” (as defined in Section 409A of the Code), then the issuance of any Shares that would otherwise be made upon the date of your separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six (6) months and one day after the date of the separation from service, with the balance of the Shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the Shares is necessary to avoid the imposition of adverse taxation on you in respect of the Shares under Section 409A of the Code. Each installment of Shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2). Applicable Law and Choice of Venue This Agreement will be interpreted and enforced under the laws of the State of California without application of the conflicts of law principles thereof. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that any such litigation will be conducted only in the courts of Santa Clara County, California, or the federal courts of the United States for the Northern District of California and no other courts. Governing Document This Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the Award, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided in this Agreement, in the event of any conflict between the provisions of this Agreement, the Notice of Restricted Stock Unit Award, and those of the Plan, the provisions of the Plan will control. Notwithstanding provisions in this Agreement, the Award shall be subject to additional terms and conditions for Participants outside the U.S. set forth in an addendum to this Agreement, including any additional terms and conditions for your country. Moreover, if you relocate to another country, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Any addendum to this Agreement constitutes part of this Agreement. Severability In the event that all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any section of this Agreement (or part of such a section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such section or part of a section to the fullest extent possible while remaining lawful and valid.

12 No Tax, Legal or Investment Advice The Company and your Employer are not providing any tax, legal or financial advice, nor is the Company or your Employer making any recommendations regarding your participation in the Plan or your acquisition or sale of the underlying Shares. You understand and agree that you should consult with your own personal tax, financial and/or legal advisors regarding the Award and Tax-Related Items arising in connection with the Award and by accepting the Award, you have agreed that you have done so or knowingly and voluntarily declined to do so. Miscellaneous You understand and acknowledge that (1) the Plan is entirely discretionary, (2) the Company and your Employer have reserved the right to amend, suspend or terminate the Plan at any time, (3) the grant of this Award does not in any way create any contractual or other right to receive additional grants of awards (or benefits in lieu of awards) at any time or in any amount and no inference shall be drawn from the grant of this Award with respect to the quality of your service to, or standing with, the Company and (4) all determinations with respect to any additional grants, including (without limitation) the times when awards will be granted, the number of RSUs subject to awards and the vesting schedule, will be at the sole discretion of the Company. The value of this Award will be an extraordinary item of compensation outside the scope of your employment contract, if any, and will not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, service awards, pension or retirement benefits or similar payments. You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement. You hereby authorize and direct your Employer to disclose to the Company or any Subsidiary or Affiliate any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your Employer deems necessary or appropriate to facilitate the administration of the Plan. You consent to the collection, use and transfer of personal data as described in this subsection. You understand and acknowledge that the Company, your Employer and the Company’s other Subsidiaries and Affiliates hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance or other government identification number, salary, nationality, job title, any Shares or directorships held in the Company and details of all awards or any other entitlements to RSUs or Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Data”). You further understand and acknowledge that the Company, its Subsidiaries and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan.

13 You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere, and that the laws of a recipient’s country of operation (e.g., the United States) may not have equivalent privacy protections as local laws where you reside or work. You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf. You may, at any time, view Data, require any necessary modifications of Data, make inquiries about the treatment of Data or withdraw the consents set forth in this subsection by contacting the Human Resources Department of the Company in writing. You acknowledge and agree that you have reviewed the documents provided to you in relation to the Award in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting the Award, and fully understand all provisions of such documents. You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of the Award. BY SIGNING THE NOTICE OF RESTRICTED STOCK UNIT AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.